Consolidated Statements of Operations - USD ($)	6 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
Revenue
Mobile	$ 27,127	$ 31,867
Software	1,828	20,137
Software maintenance and consulting	78,700	122,201
Total revenue	107,655	174,205
Operating expenses
Cost of revenue	4,789	3,808
Selling, general and administrative	176,458	182,258
Research and development	67,063	44,321
Total operating expenses	248,310	230,387
Income (loss) from operations	(140,665)	(56,182)
Other income (expense):
Gain on disposition of assets	10,302
Other expense	(6,987)
Interest income , net	2,536	4,579
Total other income	19,825	4,576
Income (loss) before income taxes	(120,830)	(51,603)
Income tax benefit	$ 12,878	$ 23,570
Net income	$ (107,952)	$ (28,033)
Basic and diluted income per share	$ (0.013)	$ (0.003)
Weighted average number of shares outstanding	8,136,348	8,115,140